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                                                               EXHIBIT 10(e)iii

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                          c/o Prudential Capital Group
                         One Gateway Center, 11th Floor
                         Newark, New Jersey 07102-5311

July 29, 1997

Crown Crafts, Inc.
1600 Riveredge Parkway
Suite 200
Atlanta, GA 30328
Attention: Paul A. Criscillis, Jr.
           Vice President

Ladies and Gentlemen:

     Reference is made to that certain Note Agreement dated as of October 12, 1995 between Crown Crafts, Inc. (the "Company") and The Prudential Insurance Company of America ("Prudential"), as heretofore amended (the "Note Agreement"). Terms not otherwise defined herein have the meanings given such terms in the Note Agreement.

     Pursuant to paragraph 11C of the Note Agreement and as holder of all of the Notes, Prudential hereby agrees with the Company as follows:

     1. For the purposes of calculating the Financial Ratios described in paragraph 6A of the Note Agreement, the Company may disregard the following non-recurring charges:

        (a) the actual costs associated with the product recall by the Company's subsidiary, Hans Benjamin, in an amount not to exceed $780,000;

        (b) the actual expenses associated with Hans Benjamin's exit from the furniture business and the Company's decision to cease providing it with financial support, in an amount not to exceed $370,000; and

        (c) the actual costs related to closing down another subsidiary, Benn Corporation, in an amount not to exceed $450,000.

     2. Prudential further agrees that the December 18, 1990 note agreement by and between Prudential and the Company is hereby amended to the same extent as the Note Agreement is amended in paragraph 1 above.

     3. Except to the extent amended by the provisions hereof, all of the terms, conditions and obligations of the Note Agreement shall remain in full force and effect.

     If you agree to the foregoing, please sign each copy of this letter enclosed and return two of them to Prudential, at which time this letter shall become a binding agreement between us as of the date first above written.

                                        Very truly yours,

                                        THE PRUDENTIAL INSURANCE
                                          COMPANY OF AMERICA


                                        By: /s/ ROBERT R. DERRICK
                                          -----------------------
                                        Name: Robert R. Derrick
                                        Title: Vice President


Agreed to and accepted
as of July 29, 1997

CROWN CRAFTS, INC.


By: /s/ ROBERT E. SCHNELLE
   -----------------------
Name: Robert E. Schnelle
Title: Treasurer